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EXHIBIT 99.1


                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the annual report on Form 10-K/A of SkillSoft Public Limited Company (the "Company") for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Charles E Moran, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles E. Moran                        Dated: May 22, 2003
------------------------------
Charles E. Moran
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to SkillSoft Public Limited Company and will be retained by SkillSoft Public Limited Company and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the annual report on Form 10-K/A of SkillSoft Public Limited Company (the "Company") for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas J. McDonald, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas J. McDonald                              Dated: May 22, 2003
-----------------------------------
Thomas J. McDonald
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SkillSoft Public Limited Company and will be retained by SkillSoft Public Limited Company and furnished to the Securities and Exchange Commission or its staff upon request.